                                 EXHIBIT 99.16
                            SCHEDULE OF COMPUTATIONS


The following illustrates the current yield calculation for the seven day base periods for the Money Market Funds of Frank Russell Investment Company.

MONEY MARKET FUND
-----------------
12/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..................................................   $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**......................................................    1.001099093
Net change in account value.........................................................................     .001099093
Annualized Current Net Yield
     [.001099093 x (365/7)].........................................................................           5.73%
Annualized Effective Net Yield
     [(.001099093 + 1) /(365/7)/]-1.................................................................           5.90%

09/30/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..................................................   $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**......................................................    1.001093252
Net change in account value.........................................................................     .001093252
Annualized Current Net Yield
     [.001093252 x (365/7)].........................................................................           5.70%
Annualized Effective Net Yield
     [(.001093252 + 1) /(365/7)/]-1.................................................................           5.86%

06/30/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..................................................   $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**......................................................    1.001105050
Net change in account value.........................................................................     .001105050
Annualized Current Net Yield
     [.001105050 x (365/7)].........................................................................           5.76%
Annualized Effective Net Yield
     [(.001105050 + 1) /(365/7)/]-1.................................................................           5.93%

03/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..................................................   $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**......................................................    1.001070303
Net change in account value.........................................................................     .001070303
Annualized Current Net Yield
     [.001070303 x (365/7)].........................................................................           5.58%
Annualized Effective Net Yield
     [(.001070303 + 1) /(365/7)/]-1.................................................................           5.74%

U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------
12/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**..............................................          1.001054055
Net change in account value.................................................................           .001054055
Annualized Current Net Yield
     [.001054055 x (365/7)].................................................................                 5.50%
Annualized Effective Net Yield
     [(.001054055 + 1) /(365/7)/]-1.........................................................                 5.65%

09/30/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**..............................................          1.001043666
Net change in account value.................................................................           .001043666
Annualized Current Net Yield
     [.001043666 x (365/7)].................................................................                 5.44%
Annualized Effective Net Yield
     [(.001043666 + 1) /(365/7)/]-1.........................................................                 5.59%

06/30/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**..............................................          1.001069042
Net change in account value.................................................................           .001069042
Annualized Current Net Yield
     [.001069042 x (365/7)].................................................................                 5.57%
Annualized Effective Net Yield
     [(.001069042 + 1) /(365/7)/]-1.........................................................                 5.73%

03/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period..........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**..............................................          1.001050808
Net change in account value.................................................................           .001050808
Annualized Current Net Yield
     [.001050808 x (365/7)].................................................................                 5.48%
Annualized Effective Net Yield
     [(.001050808 + 1) /(365/7)/]-1.........................................................                 5.63%

TAX FREE MONEY MARKET FUND
--------------------------
12/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**...............................................          1.000745931
Net change in account value..................................................................           .000745931
Annualized Current Net 7 Day Yield
     [.000745931 x (365/7)]..................................................................                 3.89%
Annualized Current 7 Day Tax Equivalent Yield
     3.89%/ (1-39.6%)........................................................................                 6.44%
Annualized Effective Net 7 Day Yield
     [(.000745931 + 1) /(365/7)/]-1..........................................................                 3.96%
Annualized Effective 7 Day Tax Equivalent Yield
     3.96%/ (1-39.6%)........................................................................                 6.56%
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the thirty-day base period**..............................................          1.003038334
Net change in account value..................................................................           .003038334
Annualized Current Net 30 Day Yield
     [.003038334 x (365/30)].................................................................                 3.70%
Annualized Current 30 Day Tax Equivalent Yield
     3.70%/ (1-39.6%)........................................................................                 6.13%
Annualized Effective Net 30 Day Yield
     [(.003038334 + 1) /(365/30)/]-1.........................................................                 3.76%
Annualized Effective 30 Day Tax Equivalent Yield
     3.76%/ (1-39.6%)........................................................................                 6.23%

09/30/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**...............................................          1.000738168
Net change in account value..................................................................           .000738168
Annualized Current Net 7 Day Yield
     [.000738168 x (365/7)]..................................................................                 3.85%
Annualized Current 7 Day Tax Equivalent Yield
     3.85%/ (1-39.6%)........................................................................                 6.37%
Annualized Effective Net 7 Day Yield
     [(.000738168 + 1) /(365/7)/]-1..........................................................                 3.92%
Annualized Effective 7 Day Tax Equivalent Yield
     3.92%/ (1-39.6%)........................................................................                 6.49%
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the thirty-day base period**..............................................          1.003011423
Net change in account value..................................................................           .003011423
Annualized Current Net 30 Day Yield
     [.003011423 x (365/30)].................................................................                 3.66%
Annualized Current 30 Day Tax Equivalent Yield

     3.66%/ (1-39.6%)........................................................................                 6.06%
Annualized Effective Net 30 Day Yield
     [(.003011423 + 1) /(365/30)/]-1.........................................................                 3.73%
Annualized Effective 30 Day Tax Equivalent Yield
     3.73%/ (1-39.6%)........................................................................                 6.17%

06/30/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**...............................................          1.000742056
Net change in account value..................................................................           .000742056
Annualized Current Net 7 Day Yield
     [.000742056 x (365/7)]..................................................................                 3.87%
Annualized Current 7 Day Tax Equivalent Yield
     3.87%/ (1-39.6%)........................................................................                 6.41%
Annualized Effective Net 7 Day Yield
     [(.000742056 + 1) /(365/7)/]-1..........................................................                 3.94%
Annualized Effective 7 Day Tax Equivalent Yield
     3.94%/ (1-39.6%)........................................................................                 6.53%
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the thirty-day base period**..............................................          1.003044287
Net change in account value..................................................................           .003044287
Annualized Current Net 30 Day Yield
     [.003044287 x (365/30)].................................................................                 3.70%
Annualized Current 30 Day Tax Equivalent Yield
     3.70%/ (1-39.6%)........................................................................                 6.13%
Annualized Effective Net 30 Day Yield
     [(.003044287 + 1) /(365/30)/]-1.........................................................                 3.77%
Annualized Effective 30 Day Tax Equivalent Yield
     3.77%/ (1-39.6%)........................................................................                 6.24%

03/31/97
--------
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the seven-day base period**...............................................          1.000636123
Net change in account value..................................................................           .000636123
Annualized Current Net 7 Day Yield
     [.000636123 x (365/7)]..................................................................                 3.32%
Annualized Current 7 Day Tax Equivalent Yield
     3.32%/ (1-39.6%)........................................................................                 5.49%
Annualized Effective Net 7 Day Yield
     [(.000636123 + 1) /(365/7)/]-1..........................................................                 3.37%
Annualized Effective 7 Day Tax Equivalent Yield
    3.37%/ (1-39.6%).........................................................................                 5.58%
Value of hypothetical pre-existing account with exactly
     one share at the beginning of the base period...........................................         $1.000000000
Value of the same account (excluding capital changes)
     at the end of the thirty-day base period**..............................................          1.002617385
Net change in account value..................................................................           .002617385
Annualized Current Net 30 Day Yield

     [.002617385 x (365/30)].................................................................       3.18%
Annualized Current 30 Day Tax Equivalent Yield
     3.18%/ (1-39.6%)........................................................................       5.27%
Annualized Effective Net 30 Day Yield
     [(.002617385 + 1) /(365/30)/]-1.........................................................       3.23%
Annualized Effective 30 Day Tax Equivalent Yield
     3.23%/ (1-39.6%)........................................................................       5.35%

_______________________________

** This value includes the value of additional shares purchased with dividends from the original share, and the dividends declared on both the original share and any such additional shares.

                     SCHEDULE OF CURRENT YIELD COMPUTATION
                         FOR THE PERIOD ENDED 12/31/97
                            (NON-MONEY MARKET FUNDS)


The following is the yield calculation based on a 30-day period computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  a_b
     YIELD = 2[(______ +1)/6/_1]
                  cd

Where:           a =    dividends and interest earned during the 30 day
                        period.

                 b = expenses accrued for the 30 day period (net of reimbursements).

                 c = the average daily number of shares outstanding that were entitled to receive dividends.

                 d = the maximum offering price per share on the last day of the period.

FIXED INCOME I
--------------

                    4,257,497.54    -   276,397.22
     YIELD = 2[(__________________________________+1)/6/ _1] = 6.13%
                    36,708,262.73   x   21.51


FIXED INCOME II
---------------

                    1,175,506.08  -  132,331.47
     YIELD = 2[(__________________________________+1)/6/ _1] = 5.56%
                    12,413,609.941  x  18.35


FIXED INCOME III
----------------

                    1,993,292.70   -  222,542.63
     YIELD = 2[(__________________________________+1)/6/ _1] = 5.80%
                    35,575,191.313   x  10.42


DIVERSIFIED BOND CLASS S
------------------------

                    3,620,955.02   -  325,150.89
     YIELD = 2[(__________________________________+1)/6/_1] = 5.86%
                    29,147,247.591   x  23.43

DIVERSIFIED BOND CLASS C
------------------------

                    13,049.97  -   2,586.80
     YIELD = 2[(__________________________________+1)/6/_1] = 5.16%
                    102,232.260   x  24.06

VOLATILITY CONSTRAINED BOND
---------------------------

                    888,182.28  -   120,832.56
     YIELD = 2[(__________________________________+1)/6/_1] = 5.39%
                    9,064,380.844   x  19.06


LIMITED VOLATILITY TAX FREE
---------------------------

                    283,001.13    -   46,084.80
     YIELD = 2[(__________________________________+1)/6/_1] = 3.53%
                    3,828,002.146   x  21.19


     Tax Equivalent Yield = Yield/(1-Tax Rate)
     Tax Equivalent Yield = 3.53%/(1-39.6%) = 5.85%


MULTISTRATEGY BOND
------------------

                    2,284,484.65  -   299,533.22
     YIELD = 2[(__________________________________+1)/6/_1] = 5.63%
                    41,713,715.533   x  10.26

                          AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIOD ENDED 12/31/97


The following are the average annual total returns for the Frank Russell Investment Company Funds, computed by finding the average compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/= ERV

Where:          P   =   a hypothetical initial payment of $1,000
                T   =   average annual total return
                N   =   number of years
              ERV   =   ending redeemable value of a hypothetical $1,000
                        payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


EQUITY I FUND
-------------

16.21 years                                    $1,000 (1 + 16.70%)/16.21/                = $12,224
10    years                                    $1,000 (1 + 17.76%)/10/                   = $ 5,128
 5    years                                    $1,000 (1 + 20.06%)/5/                    = $ 2,495
 1    year                                     $1,000 (1 + 32.02%)/1/                    = $ 1,320
                              ____________________________________________

EQUITY II FUND
--------------
16.01 years                                    $1,000 (1 + 14.87%)/16.01/                = $9,203
10    years                                    $1,000 (1 + 15.98%)/10/                   = $4,404
 5    years                                    $1,000 (1 + 17.40%)/5/                    = $2,230
 1    year                                     $1,000 (1 + 28.66%)/1/                    = $1,287
                              ____________________________________________

EQUITY III FUND
---------------
16.09 years                                    $1,000 (1 + 17.73%)/16.09/                = $13,822
10    years                                    $1,000 (1 + 18.35%)/10/                   = $ 5,391
 5    years                                    $1,000 (1 + 20.54%)/5/                    = $ 2,545
 1    year                                     $1,000 (1 + 33.13%)/1/                    = $ 1,331
                              ____________________________________________

EQUITY Q FUND
-------------
10.59 years                                    $1,000 (1 + 15.40%)/10.59/                = $4,558
10    years                                    $1,000 (1 + 18.31%)/10/                   = $5,373
 5    years                                    $1,000 (1 + 21.14%)/5/                    = $2,609
 1    year                                     $1,000 (1 + 33.07%)/1/                    = $1,331
                              ____________________________________________

INTERNATIONAL FUND
------------------
14.92 years                                    $1,000 (1 + 14.92%)/14.92/                = $7,963
10    years                                    $1,000 (1 + 8.65%)/10/                    = $2,292
 5    years                                    $1,000 (1 + 11.42%)/5/                    = $1,717
 1    year                                     $1,000 (1 + 0.58%)/1/                     = $1,006

EMERGING MARKETS FUND
---------------------
 4.92 years                                         $1,000 (1 + 5.95%)/4.92/                     = $1,329
 1    year                                          $1,000 (1 + (3.45)%)/1/                      = $  966
                                ____________________________________________

FIXED INCOME I FUND
-------------------
16.21 years                                       $1,000 (1 + 11.35%)/16.21/                     = $5,713
10    years                                       $1,000 (1 +  9.12%)/10/                        = $2,394
 5    years                                       $1,000 (1 +  7.51%)/5/                         = $1,436
 1    year                                        $1,000 (1 +  9.42%)/1/                         = $1,094
                                ____________________________________________

FIXED INCOME II FUND
--------------------
16.17 years                                        $1,000 (1 + 9.28%)/16.17/                     = $4,200
10    years                                        $1,000 (1 + 7.19%)/10/                        = $2,002
 5    years                                        $1,000 (1 + 5.66%)/5/                         = $1,317
 1    year                                         $1,000 (1 + 6.02%)/1/                         = $1,060
                                ____________________________________________

FIXED INCOME III FUND
---------------------
4.92   years                                        $1,000 (1 + 7.65%/)4.92/                     = $1,437
1      year                                         $   1,000 (1 + 9.64%/)1/                     = $1,096
                                ____________________________________________

DIVERSIFIED EQUITY FUND
-----------------------
CLASS S
-------
12.32  years                                      $1,000 (1 + 16.48%)/12.32/                     = $6,550
10     years                                      $1,000 (1 + 16.97%)/10/                        = $4,795
 5     years                                      $1,000 (1 + 19.32%)/5/                         = $2,419
 1     year                                       $1,000 (1 + 31.32%)/1/                         = $1,313
                                ____________________________________________

SPECIAL GROWTH FUND
-------------------
CLASS S
-------
12.32  years                                     $1,000 (1 + 14.78%)/12.32/                      = $5,465
10     years                                     $1,000 (1 + 15.57%)/10/                         = $4,251
 5     years                                     $1,000 (1 + 16.90%)/5/                          = $2,183
 1     year                                      $1,000 (1 + 28.77%)/1/                          = $1,288
                                ____________________________________________

EQUITY INCOME FUND
------------------
CLASS S
-------
12.32  years                                     $1,000 (1 + 15.60%)/12.32/                      = $5,965
10     years                                     $1,000 (1 + 17.34%)/10/                         = $4,948
 5     years                                     $1,000 (1 + 20.04%)/5/                          = $2,492
 1     year                                      $1,000 (1 + 33.59%)/1/                          = $1,336
                                ____________________________________________

QUANTITATIVE EQUITY FUND
------------------------
CLASS S
-------
10.63  years                                      $1,000 (1 + 15.40%)/10.63/                     = $4,584
10     years                                      $1,000 (1 + 17.39%)/10/                        = $4,969


  5      years                          $1,000 (1 + 20.46%)/5/                     = $2,536
  1      year                           $1,000 (1 + 32.70%)/1/                     = $1,327
                              ____________________________________________

INTERNATIONAL SECURITIES FUND
-----------------------------
CLASS S
-------
12.32   years                          $1,000 (1 + 13.14%)/12.32/                  = $4,577
10      years                          $1,000 (1 + 8.16%)/10/                      = $2,191
 5      years                          $1,000 (1 + 10.73%)/5/                      = $1,665
 1      year                           $1,000 (1 + 0.26%)/1/                       = $1,003
                             ____________________________________________

REAL ESTATE SECURITIES FUND
---------------------------
CLASS S
-------
8.42 years                              $1,000 (1 + 14.03%)/8.42/                  = $3,021
 5   years                              $1,000 (1 + 17.84%)/5/                     = $2,272
 1   year                               $1,000 (1 + 18.99%)/1/                     = $1,190
                             ____________________________________________

DIVERSIFIED BOND FUND
----------------------------
CLASS S
-------
12.32   years                           $1,000 (1 + 8.82%)/12.32/                  = $2,833
10      years                           $1,000 (1 + 8.52%)/10/                     = $2,265
 5      years                           $1,000 (1 + 7.18%)/5/                      = $1,414
 1      year                            $1,000 (1 + 9.09%)/1/                      = $1,091
                             ____________________________________________

VOLATILITY CONSTRAINED BOND FUND
--------------------------------
12.32   years                           $1,000 (1 + 6.81%)/12.32/                  = $2,252
10      years                           $1,000 (1 + 6.81%)/10/                     = $1,932
 5      years                           $1,000 (1 + 5.37%)/5/                      = $1,299
 1      year                            $1,000 (1 + 5.90%)/1/                      = $1,059
                            ____________________________________________

MULTISTRATEGY BOND FUND
-----------------------
4.92   years                            $1,000 (1 + 7.23%)/4.92/                   = $1,410
1       year                            $1,000 (1 + 9.50%)/1/                      = $1,095
                            ____________________________________________

LIMITED VOLATILITY TAX FREE FUND
--------------------------------
12.32   years                           $1,000 (1 + 5.48%)/12.32/                  = $1,930
10      years                           $1,000 (1 + 5.34%)/10/                     = $1,682
 5      years                           $1,000 (1 + 4.33%)/5/                      = $1,236
 1      year                            $1,000 (1 + 4.92%)/1/                      = $1,049
                            ____________________________________________

DIVERSIFIED EQUITY FUND
-----------------------
CLASS C
-------
12.32   years                           $1,000 (1 + 16.44%)/12.32/                 = $6,522
10      years                           $1,000 (1 + 16.92%)/10/                    = $4,774
 5      years                           $1,000 (1 + 19.22%)/5/                     = $2,408
 1      year                            $1,000 (1 + 30.75%)/1/                     = $1,308

SPECIAL GROWTH FUND
-------------------
CLASS C
-------
12.32   years                                             $1,000 (1 + 14.71%)12.32                 = $5,424
10     years                                              $1,000 (1 + 15.48%)10                    = $4,218
 5     years                                              $1,000 (1 + 16.72%)5                     = $2,166
 1     year                                               $1,000 (1 + 27.90%)1                     = $1,279

                            ---------------------------------------------------------

EQUITY INCOME FUND
------------------
CLASS C
-------
12.32   years                                             $1,000 (1 + 15.53%)12.32                 = $5,921
10     years                                              $1,000 (1 + 17.25%)10                    = $4,911
 5     years                                              $1,000 (1 + 19.85%)5                     = $2,473
 1     year                                               $1,000 (1 + 32.68%)1                     = $1,327

                            --------------------------------------------------------

QUANTITATIVE EQUITY FUND
------------------------
CLASS C
-------
10.63   years                                             $1,000 (1 + 15.31%)10.63                 = $4,546
10     years                                              $1,000 (1 + 17.29%)10                    = $4,927
 5     years                                              $1,000 (1 + 20.25%)5                     = $2,514
 1     year                                               $1,000 (1 + 31.70%)1                     = $1,317

                            --------------------------------------------------------

INTERNATIONAL SECURITIES FUND
-----------------------------
CLASS C
-------
12.32   years                                             $1,000 (1 + 13.07%)12.32                 = $4,542
10     years                                              $1,000 (1 + 8.07%)10                     = $2,173
 5     years                                              $1,000 (1 + 10.55%)5                     = $1,651
 1     year                                               $1,000 (1 + (0.41)%)1                    = $  996

                            --------------------------------------------------------

DIVERSIFIED BOND FUND
---------------------
CLASS C
-------
12.32   years                                             $1,000 (1 + 8.75%)12.32                  = $2,811
10     years                                              $1,000 (1 + 8.43%)10                     = $2,246
 5     years                                              $1,000 (1 + 7.01%)5                      = $1,403
 1     year                                               $1,000 (1 + 8.35%)1                      = $1,084

                            --------------------------------------------------------

REAL ESTATE SECURITIES FUND
---------------------------
CLASS C
-------
8.42 years                                                $1,000 (1 + 13.92%)8.42                  = $2,996
  5  years                                                $1,000 (1 + 17.65%)5                     = $2,254
  1  year                                                 $1,000 (1 + 18.20%)1                     = $1,182

                            --------------------------------------------------------